UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
 PURSUANT TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):
 May 28, 2023

TABOOLA.COM LTD.
 (Exact name of registrant as specified in its charter)

Israel	001-40566	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

16 Madison Square West
7th Floor
New York, NY 10010
(Address of principal executive offices, including zip code)

212-206-7633
 (Registrant’s telephone number, including area code)

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, no par value	TBLA	The Nasdaq Global Market
Warrants to purchase ordinary shares	TBLAW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

As previously reported on a Form 8-K by Taboola.com Ltd. (“Taboola” or the “Company”) on April 17, 2023, the Company filed a motion with the Tel Aviv District Court Economic Department (the “Israeli court”) to extend the initial approval, issued by the Israeli court on November 16, 2021, of a program of up to $50,000,000, to be utilized, if so determined by its board of directors, in connection with a net issuance mechanism to satisfy tax withholding obligations related to equity-based compensation on behalf of its directors, officers and other employees and possible future share repurchases.

On May 28, 2023, the Israeli court approved the motion. The approval by the Israeli court is in effect through November 16, 2023. The Company expects to make successive requests to the Israeli court for similar approvals. On May 10, 2023, the Company’s Board of Directors authorized a share repurchase program of up to $40,000,000.

Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the pending Israeli court approval and net issuance mechanism. These forward-looking statements are based on management’s current expectations. The Company’s current motion or any subsequent motions may not be approved for the full amount requested or at all.  The Company’s failure in whole or in part to obtain the current or any subsequent request for approval from the Israeli court could prevent or reduce the Company’s ability to obtain the potential benefits of net issuance for itself, its employees and its shareholders. Forward-looking statements are neither promises nor guarantees, and involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from our expectations expressed or implied by the forward-looking statements, including without limitation the important factors discussed under the caption “Risk Factors” in our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC”) on March 13, 2023 and our other SEC filings. Any such forward-looking statements represent management’s estimates as of the date of this Current Report on Form 8-K. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change, except as may be required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this Current Report on Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TABOOLA.COM LTD.

	By:	/s/ Stephen Walker
		Name:	Stephen Walker
		Title:	Chief Financial Officer

Date: May 30, 2023